UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Sabre Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Meeting Materials: Notice of Meeting and Proxy Statement and Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting Sabre Corporation to be Held on April 29, 2026 for Stockholders of record as of March 2, 2026 Annual Meeting of Stockholders To order paper materials, use one of the Wednesday, April 29, 2026 9:30 AM, Central Daylight Time 3150 Sabre Drive, Southlake, Texas 76092 following methods. Internet: For a convenient way to view proxy materials, VOTE, and obtain www.investorelections.com/SABR directions to attend the meeting go to www.proxydocs.com/SABR To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Call: 1-866-648-8133 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Email: paper@investorelections.com Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the * If requesting material by e-mail, please send a blank e-mail with the 12 internet. digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail If you want to receive a paper or e-mail copy of the proxy material, you must request one. requesting material. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before April 17, 2026. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Sabre Corporation Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, 4 AND 5 PROPOSAL 1. Election of Directors (term to expire at 2027 Annual Meeting of Stockholders) 1.01 George Bravante, Jr. 1.02 Hervé Couturier 1.03 Kurt Ekert 1.04 Eric Kelly 1.05 Gail Mandel 1.06 Damian McKay 1.07 Phyllis Newhouse 1.08 Elaine Paul 1.09 John Scott 1.10 Ashan Willy 2. To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2026. 3. To approve our 2026 Omnibus Incentive Compensation Plan. 4. To approve our 2026 Director Equity Compensation Plan. 5. To hold an advisory vote on the compensation of our named executive officers. NOTE: In their discretion, the proxies are authorized to vote on any other business that may properly come before the Annual Meeting or any adjournments or postponements